Exhibit 10.20(a)

NTH CYCLE, INC.

AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment to the Note and Warrant Purchase Agreement dated as of July 09, 2025 (this “Amendment”), is made by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the undersigned holders of subordinated convertible promissory notes (the “Notes”) sold pursuant to that certain Note and Warrant Purchase Agreement dated as of June 27, 2025, by and among the Company and the Purchasers named therein (the “Purchase Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

WHEREAS, pursuant to Section 8.7 of the Purchase Agreement, any term of the Purchase Agreement may be amended, modified, or terminated with the written consent of the holders of a majority of the then-outstanding aggregate principal amount of the Notes (such majority the “Note Approval Amount”);

WHEREAS, the parties desire to amend the Purchase Agreement to extend the time period during which the Company may issue a Warrant to a Purchaser who purchases a Note under the Purchase Agreement; and

WHEREAS, the undersigned holders of Notes, constituting at least the Note Approval Amount, desire to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Purchase Agreement, the parties hereto agree as follows:

1.
Amendment. Section 2.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Warrants. The Company shall also issue to each Purchaser that purchases a Note on or before July 18, 2025 a Warrant exercisable for shares of Qualified Financing Securities (or Shadow Financing Securities, if applicable), into which such Purchaser’s Note converts in a Qualified Financing (collectively, the “Warrant Shares”), in an amount equal to the quotient of (i) fifteen percent (15%) of the principal amount of the Note purchased by the Holder on or before July 18, 2025 divided by (ii) the Capped Price (as defined below). Such Warrant shall be exercisable at an exercise price equal to the Capped Price, for a period and on such terms as set forth in the Warrant.”

2.
No Other Amendment. Except as modified by this Amendment, the Purchase Agreement, the Notes, the Warrants, and the Subordination Agreements shall remain in full force and effect in all respects without any modification. This Amendment shall be effective upon the execution by the Company and the Purchasers representing the Note Approval Amount and shall be binding on all Purchasers.

3.
Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the conflicts of law provisions thereof.
4.
Counterparts; Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Amendment may be executed by electronic or facsimile signatures.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment to Note and Warrant Purchase Agreement as of the day and year first written above.

COMPANY:

NTH CYCLE, INC.

By:	/s/ Megan O’Connor
Name:	Megan O’Connor
Title:	Chief Executive Officer

Signature Page to Amendment to Note and Warrant Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment to Note and Warrant Purchase Agreement as of the day and year first written above.

INVESTORS:

DC THOMSON & COMPANY LIMITED

By:	/s/ John Thomson
Name:	John Thomson
Title:	Director

Signature Page to Amendment to Note and Warrant Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment to Note and Warrant Purchase Agreement as of the day and year first written above.

INVESTORS:

THE SITKA FOUNDATION

By:	/s/ Travis Inlow
Name:	Travis Inlow
Title:	Director of Investments

Signature Page to Amendment to Note and Warrant Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment to Note and Warrant Purchase Agreement as of the day and year first written above.

INVESTORS:

V.M. SALGAOCAR & BRO. (SINGAPORE) PTE LTD.

By:	/s/ Vivek Salgaocar
Name:	Vivek Salgaocar
Title:	Founder

Signature Page to Amendment to Note and Warrant Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment to Note and Warrant Purchase Agreement as of the day and year first written above.

INVESTORS:

PROSPECT INNOVATION PTE LTD.

By:	/s/ Vivek Salgaocar
Name:	Vivek Salgaocar
Title:	Founder

Signature Page to Amendment to Note and Warrant Purchase Agreement